Report of Independent
Auditors


To the Shareholders and
Board of Trustees of
PaineWebber Growth Fund

In planning and performing
our audit of the financial
statements of PaineWebber
Growth Fund for the year
ended August 31, 2000, we
considered its internal control,
including control activities for
safeguarding securities, to
determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, and not to
provide assurance on internal
control.

The management of
PaineWebber Growth Fund is
responsible for establishing
and maintaining internal
control.  In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
control.  Generally, internal
controls that are relevant to an
audit pertain to the entity
objective of preparing
financial statements for
external purposes that are
fairly presented in conformity
with accounting principles
generally accepted in the
United States.  Those internal
controls include the
safeguarding of assets against
unauthorized acquisition, use,
or disposition.

Because of inherent
limitations in internal control,
misstatements due to errors or
fraud may occur and not be
detected.  Also, projections of
any evaluation of internal
control to future periods are
subject to the risk that internal
control may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material
weakness is a condition in
which the design or operation
of one or more of the specific
internal control components
does not reduce to a relatively
low level the risk that errors or
fraud in amounts that would be
material in relation to the
financial statements being
audited may occur and not be
detected within a timely period
by employees in the normal
course of performing their
assigned functions.  However,
we noted no matters involving
internal control, including
control activities for
safeguarding securities, and its
operation that we consider to
be material weaknesses as
defined above at August 31,
2000.

This report is intended solely
for the information and use of
the Board of Trustees and
management of PaineWebber
Growth Fund, and the
Securities and Exchange
Commission and is not
intended to be and should not
be used by anyone other than
these specified parties.





	ERNST & YOUNG
LLP

October 17, 2000